EXHIBIT 2.2.1.

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of August 19, 2001, among CKS MANAGEMENT, INC. a Texas corporation (the "Company"), MICROWAVE TRANSMISSION SYSTEMS, INC., a Texas corporation (the "Parent"); MTSI/CKS ACQUISITION CORP., a Texas corporation, and a wholly owned subsidiary of Parent ("Merger Sub"), and P. David Spurlin, Donald Kelly and Gordon Cantwell, as the shareholders of the Company (the "Shareholders").

         WHEREAS, the respective Boards of Directors of Parent, the Merger Sub, the Shareholders and the Company have duly approved the acquisition of the Merger Sub by means of a Merger of the Company with and into the Merger Sub pursuant to the terms of this Agreement, it is therefore agreed as follows:

                                    ARTICLE I
                                   THE MERGER

         SECTION 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Texas Business Corporation Act (the "Act"), the Merger Sub shall be merged with the Company (the "Merger") as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article VI hereof. Following the Merger, the Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and continue its existence under the laws of the State of Texas, and the separate corporate existence of the Company shall cease. The Merger Sub shall change its name to the same as that of the Company.


         SECTION 1.2 Effective Time. The Merger shall be consummated by filing with the Secretary of State of Texas the Articles of Merger in the form attached hereto as Exhibit "A" (the "Articles of Merger") (the time of such filing being the "Effective Time").


         SECTION 1.3 Effects of the Merger. The Merger shall have the effects set forth in Article 5.06 of the Act. As of the Effective Time, the Company shall merge with and into the Merger Sub, and the Merger Sub shall remain a direct wholly owned Subsidiary of Parent. It is the intention of the parties that the Merger will constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986 (as amended) (the "Code") and a part of the transaction described in Section 5.9.


         SECTION 1.4 Articles of Incorporation and Bylaws. The Articles of incorporation of the Merger Sub and the Bylaws of the Merger Sub, both as in effect at the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

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         SECTION 1.5 Directors. As of the Effective Time, all directors of the
Merger Sub shall remain the directors of the Surviving Corporation.


         SECTION1.6 Officers. Upon execution of this Agreement and satisfaction of all conditions to the Closing of the Merger, the officers of the Merger Sub will remain as the officers of the Surviving Corporation as of the Effective Time.


         SECTION 1.7 Transfer of and Payment for Shares.

                (a) Each share of common stock, par value $1.00, and each share of Preferred Stock, par value $1.00 per share ("Shares"), of the Company issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of any holder thereof, be cancelled and reissued as cash and newly issued, fully paid, and non-assessable shares of the common stock of the Parent. Until surrendered in accordance with the provisions of this Section, each certificate representing Shares of the Company shall represent for all purposes the right to receive the Merger Consideration. At and after the Effective Time there shall be no transfers of Shares which were outstanding immediately prior to the Effective Time on the stock transfer books of the Company. From and after the Effective Time, holders of certificates formerly evidencing Shares of the Company shall cease to have any rights as stockholders of the Company, except as provided herein or by law.

                (b) In exchange for the cancelled shares of the Company, the shareholders shall be entitled to receive the following (referred to as the "Merger Consideration"): $900,000 cash by means of wire transfer to the accounts specified in the Disclosure Schedule, and 1,278,795 shares of the common stock, par value $0.001 per share of the Parent, to be issued in the names and denominations set forth in the Disclosure Schedule. The number of shares included in the Merger Consideration is based upon 1,600,000 shares less one share for each dollar of the $321,206 of assumed deferred tax liabilities. The Merger Consideration shall be paid to the Shareholders at the Closing.

                (c) The Merger Consideration shall be subject to adjustment as follows: The financial statements of the Surviving Corporation shall be prepared for the fiscal year ending December 31, 2001, including the performance of the Company for the portion of 2001 prior to the Closing. Such financial statements shall be audited in accordance with generally accepted accounting principles by the Parent's auditing firm or its designee. If the net earnings of the Surviving Corporation after a provision for income tax shall be greater than $500,000, the Parent will issue additional shares of its common stock within 30 days after the issue date of the audit report, equal to five times each $1.00 of net earnings in excess of $500,000, based upon the average closing price of Parent's Common Stock for the five trading days prior to the issuance of the audit report.

         SECTION 1.8 Closing. Upon the terms and subject to the conditions hereof, as soon as practicable after the mutual agreement of the Company, the Parent and the Merger Sub that all conditions described in Article VI have been

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satisfied or waived by the applicable party, a closing (the "Closing") will be held at an agreed location for the purpose of implementing all transactions described in this Agreement.


         SECTION 1.9 Excluded Assets. Prior to the Effective Time, the Company shall take appropriate action to convey to the shareholders any assets and any liabilities associated with such assets that are listed in the Disclosure Schedule and agreed to by Parent.


                                   ARTICLE II
                                APPRAISAL RIGHTS

         SECTION 2.1 Stockholders Rights. By virtue of the Act, the stockholders of the Company are entitled to exercise any appraisal rights in connection with the Merger. It is a condition to Parent's and Merger Sub's obligation to complete the Merger and that no stockholder of the Company shall exercise any dissenter's rights.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company and Shareholders jointly and severally represent and warrant to the Parent and the Merger Sub as follows:

         SECTION 3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has no subsidiaries. The Company has all requisite power and authority to own or operate its properties and conduct its business as it is now being conducted. The Company is duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Company has delivered to the Parent and Merger Sub true and correct copies of the Articles of Incorporation and Bylaws of the Company.


         SECTION 3.2 Capitalization. The authorized capital stock of the Company consists of 1,000,000 Shares of Common Stock, par value $1.00, and 1,000,000 shares of Preferred Stock, par value $1.00. As of June 30, 2001, 990 shares of Common Stock and 510 shares of Preferred Stock were issued and outstanding. Except as described in the Disclosure Schedule, since June 30, 2001, the Company has not issued any shares or other capital stock, and has not repurchased or redeemed any Shares. All issued and outstanding Shares are validly issued, fully paid, non-assessable and free of preemptive rights.


         SECTION 3.3 Authority Relative to this Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and

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delivery of this Agreement and the consummation of the transactions contemplated hereby shall, as of the Closing, have been duly and validly authorized by the Board of Directors and Shareholders, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of each of Parent and Merger Sub, this Agreement constitutes a valid and binding agreement of the Company and the Shareholders, enforceable against the Company and the Shareholders in accordance with and subject to its terms and conditions.


         SECTION 3.4 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Articles of Incorporation, Bylaws or other organization documents of the Company, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as defined herein), except the filing of the Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect (as defined herein), (c) result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract (as hereinafter defined), license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested, (d) result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Company, or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets.


         SECTION 3.5 Taxes, Tax Returns.


                (a) The Company has delivered to Parent copies of the federal income tax returns of the Company for each of the last three fiscal years and all schedules and exhibits thereto. Except as set forth on the Disclosure Schedule, the Company has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it on or prior to the date hereof (all such returns to the knowledge of the Company being accurate and complete in all material respects) and, to the knowledge of the Company, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any Governmental Authority (including, without limitation, those due in respect of their properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent or are being contested in good faith and set forth in the Disclosure Schedule, (ii) have not been finally determined or (iii) that would not have a Material Adverse Effect on the Company. The liabilities and reserves for taxes in the Company Financial Statements are sufficient to the best of the Company's knowledge in the aggregate for the payment of all unpaid

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federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 2000, or for any year or period prior thereto, and for which the Company may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

                (b) To the knowledge of the Company, (i) proper and accurate amounts have been withheld by the Company from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Company for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Company in the most recent Company Financial Statements.

         SECTION 3.6 Undisclosed Liabilities. The Company is not liable for or subject to any material Liabilities (as hereinafter defined), except (a) Liabilities adequately disclosed or reserved for in the most recent Company Financial Statements and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Disclosure Schedule, or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Company since the date of the most recent Company Financial Statements. As used in this Agreement, the term "Liability" or "Liabilities" includes any material direct or indirect liability, indebtedness, obligation, guarantee or endorsement (other than endorsements of notes, bills, and checks presented to banks for collection or deposit in the ordinary course of business), whether known or unknown, accrued, absolute, contingent or otherwise.


         SECTION 3.7 No Default; Compliance.


         (a) Except as set forth in the Disclosure Schedule, the Company is not in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Company is a party or by which the Company or its properties is bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

         (b) Except as set forth in the Disclosure Schedule, the Company has complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or Governmental Authority applicable to their respective businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

         SECTION 3.8 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof and subject to an update of the Disclosure Schedule from time to

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time, at all times prior to the Effective Time as if made from time to time, including, without limitation, at the Effective Time and the Closing.


         SECTION 3.9 Compliance with Law and Permits. The Company has owned and operated its properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Company of its properties and assets have been obtained, and to the knowledge of the Company no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Company, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, none of the documents and materials filed with or furnished to any Governmental Authority with respect to the properties, assets or businesses of the Company contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.


         SECTION 3.10 Title to Property. Except as disclosed on the Disclosure Schedule, the Company has good and marketable title, insured with respect to properties and assets which currently are of a type for which insurance is generally available, free and clear (except as indicated in the Disclosure Statement or in the most recent Company Financial Statements and liens for current taxes not yet due and payable), of all security interests, liens, encumbrances and encroachments of a material nature, to its real property and other property and assets that are material to the Company's business on a consolidated basis.


         SECTION 3.11 Investment Purpose. Each Shareholder will execute a subscription agreement in the form attached as Exhibit B.
                                               ---------

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF PARENT AND MERGER SUB

         Parent and Merger Sub jointly and severally represent and warrant to the Company and Shareholders as follows:

         SECTION 4.1 Authority Relative to this Agreement. The Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of the Parent and Merger Sub, and no other corporate proceedings on the part of the Parent and Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly

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and validly executed and delivered by the Parent and Merger Sub and, assuming this Agreement constitutes a valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Parent and Merger Sub, enforceable against the Parent and Merger Sub in accordance with and subject to its terms and conditions.


         SECTION 4.2 SEC Reports. Since January 1, 2000, to the best of its knowledge the Parent has filed all required forms, reports and documents ("Parent SEC Reports") with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and interpretive releases promulgated thereunder.

         SECTION 4.3 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Parent and Merger Sub nor the consummation of the transactions contemplated hereby nor compliance by the Parent and Merger Sub with any of the provisions hereof will conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws of the Parent or Merger Sub, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except the filing of Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect, result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract, license, agreement or other instrument or obligation to which the Parent or Merger Sub is a party or by which the Parent, Merger Sub or any of their respective assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested or which, in the aggregate, would not have a Material Adverse Effect, result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Parent or Merger Sub, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent, Merger Sub or any of their respective assets, except for violations which would not in the aggregate have a Material Adverse Effect.

         SECTION 4.4 Organization and Qualification. The Parent and Merger Sub are corporations duly organized, validly existing and in good standing under the laws of the State of Texas. The Parent and Merger Sub have all requisite power and authority to own or operate their properties and conduct their business as they are now being conducted. Each of the Parent and Merger Sub are duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by them or the nature of the business transacted by them makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Parent and Merger Sub have delivered to the Company true and correct copies of the Articles of Incorporation and Bylaws of the Parent and Merger Sub.

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                                    ARTICLE V
                                    COVENANTS

         SECTION 5.1 Conduct of Business of the Company. Except as contemplated by this Agreement or disclosed in the Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, the Company, Parent and Merger Sub will each conduct their operations according to their ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or disclosed in the Disclosure Schedule, the Company will not, prior to the Effective Time, without the prior written consent of the Parent (a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of
(i) additional shares of capital stock of any class, or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, or (ii) any other securities in respect of, in lieu of or in substitution for, capital stock outstanding on the date hereof; (b) purchase or otherwise acquire, or propose to purchase or otherwise acquire, any outstanding securities; (c) declare or pay any dividend or distribution on any shares of its capital stock; (d) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement in principle or an agreement with respect to, any merger, consolidation or business combination (other than the Merger), any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any release or relinquishment of any material contract rights, not in the ordinary course of business; (e) propose or adopt any amendments to its charter or by-laws; (f) enter into, assign or terminate, or amend in any material respect, any contract other than in the ordinary course of business; (g) acquire, dispose of, encumber or relinquish any material asset (other than sale of real properties at prices equal to or greater than their carrying values); (h) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any asset; (i) make any capital expenditures other than pursuant to existing capital expenditure programs that are disclosed in the Disclosure Schedule; (j) allow or permit the expiration, termination or cancellation at any time prior to the Effective Time of any of the insurance policies or coverages or surety bonds currently maintained unless replaced with a policy, coverage or bond having substantially the same coverage and similar terms and conditions; (k) increase, directly or indirectly, the salary or other compensation of any officer or member of management, enter into any employment agreement with any person or pay or enter into any agreement to pay any bonuses or other extraordinary compensation to any officer or to any member of management or other employees, or institute any general increase in rates of compensation for its employees, or increase, directly or indirectly, any provisions or other benefits of any of such persons; or (l) waive, settle or compromise any material litigation or other claim on a basis materially adverse.


         SECTION 5.2 No Solicitations. The Company shall not, and it shall use its best efforts to ensure that none of its respective affiliates, officers, directors, representatives or agents shall, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) any corporation, partnership, person, entity or group concerning any merger, sale of substantial assets (except as permitted by Section 5.1(g)) outside the ordinary course of business, sale of shares of capital stock or similar transaction involving the Company (other than the transactions contemplated by this

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Agreement). The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The parties will promptly communicate to the other the terms of any proposal or inquiry, oral or written, which may be received in respect of any such transaction, and will inform the other prior to the time that it furnishes any information to, or engages in negotiations or discussions with, any third party with respect to the acquisition of either party.


         SECTION 5.3 Access to Information.


         (a) Between the date of this Agreement and the Effective Time, the parties will afford to one another and their authorized representatives reasonable access to the properties and to the books and records of such party, will permit the parties and their representatives to make such reasonable inspections as they may require and will cause their officers to furnish the parties and their representatives with such financial and operating data, environmental assessments and other information with respect to the business and properties of the parties as they and their representatives may from time to time reasonably request. No inspection or examination by either party will constitute a waiver of any claim against the other party for misrepresentation or breach of this Agreement.

         (b) The parties will hold and will cause their representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of counsel, by other requirements of law, all documents and information concerning the parties furnished to them and their representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of the parties or their representatives, or (ii) later lawfully acquired by the parties or their representatives from other sources unless they or their representatives know that such other sources are not entitled to disclose such information) and will not release or disclose such information to any other person, except their auditors, attorneys, financial advisors and other consultants and advisors in connection with this Agreement, provided that such person shall have first been advised of the confidentiality provision of this Section 5.3. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information can be shown to have been (i) in the public domain through no fault of the Company, Parent, Merger Sub or their representatives, or (ii) later lawfully acquired by the parties or representatives from other sources, and, if requested by the other party will, and will cause its agents, auditors, consultants, representatives and advisors to, return to the other or destroy all copies of written information furnished.

         SECTION 5.4 Best Efforts. Subject to the terms and conditions herein provided, and to the fiduciary duties of the Boards of Directors of the parties under applicable law, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or

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desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.


         SECTION 5.5 Consents. Parent and the Company each will use its best efforts to obtain such consents of third parties to agreements which would otherwise be violated by any provisions hereof, to take all actions necessary to effect the transactions contemplated hereby, and to make such filings with Governmental Authorities necessary to consummate the transactions contemplated by this Agreement including, without limitation, (a) the vigorous defense of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transaction contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or Governmental Authority vacated or reviewed, and (b) the execution and delivery of any additional instruments (including any required supplemental indentures) necessary to consummate the transactions contemplated by this Agreement.


         SECTION 5.6 Public Announcements. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the existence of this Agreement or the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange.


         SECTION 5.7 Other Documents. This Agreement is being closed simultaneously with the following additional agreements: Agreement and Plan of Merger between the Parent, its merger subsidiaries, and each of Viper Communication Systems, Inc. and Epic Communications, Inc.

                                   ARTICLE VI
                    CONDITIONS TO CONSUMMATION OF THE MERGER

         SECTION 6.1 Company's Conditions to the Closing. Immediately prior to the Closing, the Parent and Merger Sub shall have satisfied each of the following conditions, any of which may be waived in the Company's sole discretion:


         (a) A certificate, dated the date of the Closing of the chief executive officer of Parent certifying that all representations and warranties made in
Article III herein are true and correct as of the date made and as of the Closing and that all agreements or other actions required to be performed prior to the Closing by Parent or Merger Sub as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

         (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

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         (c) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

         (d) All representations and warranties of any party shall be true and effective as of the Closing.

         (e) The Other Agreements shall have been executed and delivered.

         (f) The Parent shall have obtained bank debt financing in an amount sufficient for payment of the cash portion of the Merger Consideration.

         SECTION 6.2 Parent's Conditions to the Closing. Immediately prior to the Closing, the Company and Shareholders shall have satisfied each of the following conditions, any of which may be waived in Parent's sole discretion:

         (a) A certificate, dated the date of the Closing of the chief executive officer of the Company certifying that all representations and warranties made in Article III herein are true and correct as of the date made and as of the Closing and that all agreements or other actions required to be performed prior to the Closing by the Company as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

         (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

         (c) There shall have been no material adverse change in the business, properties, or financial condition of the Company to this Agreement.

         (d) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

         (e) All representations and warranties of any party shall be true and effective as of the Closing.

         (f) The Other Agreements shall have been executed and delivered.

         (g) The Parent shall have completed its review of the books, records, properties and other legal and financial matters pertaining to the Company and shall be satisfied with the results of such review.

         (h) The Parent shall have obtained bank debt financing in an amount sufficient for payment of the cash portion of the Merger Consideration.

                                   ARTICLE VII
                         TERMINATION, AMENDMENTS; WAIVER

         SECTION 7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time notwithstanding approval thereof by the Parent and Company, but prior to the Closing:


         (a) by mutual written consent duly authorized by the Boards of Directors of Company, Parent and Merger Sub;

         (b) by Parent or the Company if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger or if litigation or proceedings shall be pending that are reasonably likely to result in any of the foregoing;

         (c) by the Company, if Parent or Merger Sub shall not have performed all obligations required to be performed by them under this Agreement, except where any failure to perform would, in the aggregate, not materially impair or delay the ability of Parent, Merger Sub and the Company to effect the Merger; or

         (d) by the Parent, if there shall have been a breach of any of the covenants contained herein or if any representation or warranty made by the Company is untrue in any material respect.

         SECTION 7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, or stockholders, other than the provisions of Sections 5.3(b) and 9.9. In such event, the mergers shall be rescinded by conveying to the shareholders the shares representing ownership of the Merger Subs.


         SECTION 7.3 Amendment. This Agreement may be amended only by means of an instrument in writing signed on behalf of all the parties.


         SECTION 7.4 Extension; Waiver. At any time prior to the Closing, the parties hereto, by action taken by or on behalf of the respective Boards of Directors of the Company, Parent and Merger Sub, may (a) extend the time for the performance of any of the obligations or other acts of any other applicable party hereto, (b) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by an other applicable party, or (c) waive compliance with any of the agreements of any other applicable party or with any conditions to its own obligations. Any agreement on the part of any other applicable party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         SECTION 8.1 Parent and Merger Sub's Right to Indemnification. Company and the Shareholders shall and do hereby, jointly and severally, indemnify and hold harmless, Parent, Merger Sub, and their stockholders, directors, officers, employees, agents and representatives from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Merger Sub or any such other indemnified party may suffer or incur as a result of or relating to the material breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Company and the Shareholders herein or pursuant hereto.


         SECTION 8.2 Company's Right to Indemnification. Merger Sub and Parent shall and do hereby indemnify and hold Company and the Shareholders, and its directors, officers, employees, shareholders, agents and representatives harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Company or any such indemnified party may suffer or incur as a result of or relating to: (a) the breach or inaccuracy, or any alleged breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by Merger Sub and Parent herein or pursuant hereto; and (b) those liabilities, obligations, claims, contingencies and encumbrances accruing or arising after the Closing in connection with the business of the Parent, except to the extent that such liabilities, obligations, claims, contingencies or encumbrances are attributable to a breach of warranty, representation or covenant by Company prior to the Closing.


         SECTION 8.3 Notice. The party seeking indemnification hereunder ("Indemnitee") shall promptly, and within 30 days after notice to it (notice to Indemnitee being the filing of any action, receipt of any claim in writing or similar form of actual notice) of any claim as to which it asserts a right to indemnification, notify the party from whom indemnification is sought ("Indemnitor") of such claim. Indemnitee shall bill Indemnitor for any such claims no more frequently than on a monthly basis, and Indemnitor shall promptly pay (or cause to be paid) Indemnitee upon receipt of any such bill. The failure of Indemnitee to give the notification to Indemnitor contemplated above in this Section shall not relieve Indemnitor from any liability or obligation that it may have pursuant to this Agreement unless the failure to give such notice within such time shall have been materially prejudicial to it, and in no event shall the failure to give such notification relieve Indemnitor from any liability it may have other than pursuant to this Agreement.


         SECTION 8.4 Third-Party Claims. If any claim for indemnification by Indemnitee arises out of an action or claim by a person other than Indemnitee, Indemnitor may, by written notice to Indemnitee, undertake to conduct the defense thereof and to take all other steps or proceedings to defeat or compromise any such action or claim, including the employment of counsel to be mutually agreed upon; provided that Indemnitor shall reasonably consider the advice of Indemnitee as to the defense or compromise of such actions and claims, and Indemnitee shall have the right to participate, at its own expense, in such proceedings, but control of such proceedings shall remain exclusively with Indemnitor. Indemnitee shall provide all reasonable cooperation to Indemnitor in connection with such proceedings. Counsel and auditor costs and expenses and court costs and fees of all proceedings with respect to any such action or claim shall be borne by Indemnitor. If any such claim is made hereunder and Indemnitor does not elect to undertake the defense thereof by written notice to Indemnitee, Indemnitee shall be entitled to control such proceedings and shall be entitled to indemnity with respect thereto pursuant to the terms of this Article VIII. To the extent that Indemnitor undertakes the defense of such claim by written notice to Indemnitee and diligently pursues such defense at its expense, Indemnitee shall be entitled to indemnification hereunder only to the extent that such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction, or by written acknowledgment of the parties.


         SECTION 8.5 Time to Assert Claims. Any claim asserted pursuant to
Section 8.1 or Section 8.2 above must be asserted by written notice given by one party to the other on or before the one (1) year anniversary from the date of Closing.


         SECTION 8.6 Access to Records. All parties and their agents shall be afforded reasonable access to the Parent's and Merger Sub's books and records during normal business hours upon reasonable notice for the purpose of verifying any claim hereunder. Such party or its agents may be required to sign an appropriate confidentiality agreement prior to any inspection of books and records hereunder.


         SECTION 8.7 Offset Right. Any claims under this Article VIII may be satisfied by offsetting any obligation owed to such party.


         SECTION 8.8 Arbitration. All disputes under this Article VIII shall be settled by arbitration in Dallas, Texas, before three arbitrators pursuant to the rules of the American Arbitration Association. Each party shall select one arbitrator and the two arbitrators shall select a third. Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute that such dispute has been referred to arbitration under this
Section 8.8. Any award rendered by the arbitrators shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion giving the reasons for the award. This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrators shall be final and binding and there shall be no right of appeal therefrom. Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if in the opinion of the arbitrators any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorney's fees) and of the arbitrators against the party raising such unreasonable claim, defense or objection.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.


         SECTION 9.2 Brokerage Fees and Commissions. Each party represents that it has incurred no obligation to any broker or finder in connection with the transactions described in this Agreement and agrees to indemnify the other parties and hold them harmless against any liability to any such broker or finder.


         SECTION 9.3 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.


         SECTION 9.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.


         SECTION 9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:


         If to the Company, Parent or Merger Sub:

                                    Mr. P. David Spurlin
                                    541 Sterling Drive
                                    Richardson, Texas 75081 FAX: 972-669-1095

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         SECTION 9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         SECTION 9.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


         SECTION 9.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.


         SECTION 9.11 Expenses. Except as otherwise provided herein, the Parent, Merger Sub and Company shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.


         SECTION 9.12 Performance by Merger Sub. Parent agrees to cause Merger Sub to comply with its obligations hereunder and to cause Merger Sub to consummate the Merger as contemplated herein.


         SECTION 9.13 Disclosure Schedule. Upon the execution hereof, the Company and the Parent shall deliver the Disclosure Schedule to each other. The Disclosure Schedule shall be updated from time to time and prior to the Closing to report any changes in the information contained therein. The Disclosure Schedule shall contain all information required to disclose fully any exception or qualification to this Agreement and shall cross reference the section of this Agreement so qualified.



                                   ARTICLE X.
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Action" shall mean any action, suit, litigation, complaint, counterclaim, claim, petition, mediation contest, or administrative proceeding, whether at law, in equity, in arbitration or otherwise, and whether conducted by or before any Government or other Person.

         "Business" shall mean the business of owning and operating the communication equipment business as conducted prior to the Closing by Seller.

         "Closing" shall have the meaning set forth in Section 1.8 hereof.

         "Closing Date" shall mean the time and date that the Closing occurs.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and all regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Consents" shall mean all consents, approvals, and estoppels of others which are required to be obtained in order to effect the valid assignment, transfer, and conveyance to Parent of the Business.

         "Contracts" shall mean all contracts, agreements, and leases of equipment or other personal property that relate exclusively to the Business.

         "Default" shall mean an event of default as defined in any contract or other agreement or instrument, or any event which, with the passage of time or giving of notice or both, would constitute an event of default or other breach under such document or instrument.

         "Disclosure Schedule" shall mean the set of numbered schedules referencing Sections of this Agreement delivered by Seller and dated of even date herewith, as supplemented by new or amended schedules delivered by Seller prior to the Closing.

         "Effective Time" shall have the meaning set forth in Section 1.2 hereof.

         "Forum" shall mean any federal, state, local, municipal, or foreign court, governmental agency, administrative body or agency, tribunal, private alternative dispute resolution system, or arbitration panel.

         "Government" shall mean any federal, state, local, municipal, or foreign government or any department, commission, board, bureau, agency, instrumentality, unit, or taxing authority thereof.

         "Material Adverse Effect" shall mean any adverse change in the financial condition, assets, business or operations of any party and its subsidiaries which is material to such party taken as a whole.

         "Orders" shall mean all applicable orders, writs, judgments, decrees, rulings, consent agreements, and awards of or by any Forum or entered by consent of the party to be bound.

         "Person" shall include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government, and any other legal entity.

         "Schedules" shall mean the numbered sections of the Disclosure
Schedule.

         "Subsidiary" shall mean, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. Such term shall also refer to any other partnership, limited partnership, joint venture, trust, or other business entity in which a party hereto owns a material interest.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year set forth above.



                                      MICROWAVE TRANSMISSION SYSTEMS, INC., a
                                      Texas corporation


                                      By: /s/ P. David Spurlin
                                         --------------------------------------
                                         P. David Spurlin, President


                                      MTSI/CKS ACQUISITION CORP.,
                                      a Texas corporation


                                      By: /s/ P. David Spurlin
                                         --------------------------------------
                                         P. David Spurlin, President


                                      CKS MANAGEMENT, INC.,
                                      a Texas corporation


                                      By: /s/ Donald M. Kelley
                                         --------------------------------------
                                         Donald M. Kelley, President



                                          /s/ P. David Spurlin
                                         --------------------------------------
                                         P. David Spurlin



                                          /s/ Gordon Cantwell
                                         --------------------------------------
                                         Gordon Cantwell



                                          /s/ Donald Kelley
                                         --------------------------------------
                                         Donald Kelley

EXHIBIT 2.2.2.



                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of August 19, 2001, among VIPER COMMUNICATION SYSTEMS, INC. a Texas corporation (the "Company"), MICROWAVE TRANSMISSION SYSTEMS, INC., a Texas corporation (the "Parent"); MTSI/VCS ACQUISITION CORP., a Texas corporation, and a wholly owned subsidiary of Parent ("Merger Sub"), and P. David Spurlin, James Conant and Donald Jones, as the shareholders of the Company (the "Shareholders").

         WHEREAS, the respective Boards of Directors of Parent, the Merger Sub, the Shareholders and the Company have duly approved the acquisition of the Merger Sub by means of a Merger of the Company with and into the Merger Sub pursuant to the terms of this Agreement, it is therefore agreed as follows:

                                    ARTICLE I
                                   THE MERGER

         SECTION 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Texas Business Corporation Act (the "Act"), the Merger Sub shall be merged with the Company (the "Merger") as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article VI hereof. Following the Merger, the Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and continue its existence under the laws of the State of Texas, and the separate corporate existence of the Company shall cease. The Merger Sub shall change its name to the same as that of the Company.


         SECTION 1.2 Effective Time. The Merger shall be consummated by filing with the Secretary of State of Texas the Articles of Merger in the form attached hereto as Exhibit "A" (the "Articles of Merger") (the time of such filing being the "Effective Time").


         SECTION 1.3 Effects of the Merger. The Merger shall have the effects set forth in Article 5.06 of the Act. As of the Effective Time, the Company shall merge with and into the Merger Sub, and the Merger Sub shall remain a direct wholly owned Subsidiary of Parent. It is the intention of the parties that the Merger will constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986 (as amended) (the "Code") and a part of the transaction described in Section 5.9.


         SECTION 1.4 Articles of Incorporation and Bylaws. The Articles of Incorporation of the Merger Sub and the Bylaws of the Merger Sub, both as in effect at the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

         SECTION 1.5 Directors. As of the Effective Time, all directors of the Merger Sub shall remain the directors of the Surviving Corporation.


         SECTION 1.6 Officers. Upon execution of this Agreement and satisfaction of all conditions to the Closing of the Merger, the officers of the Merger Sub will remain as the officers of the Surviving Corporation as of the Effective Time.


         SECTION  1.7 Transfer of and Payment for Shares.

              (a) Each share of common stock, par value $1.00, and each share of Preferred Stock, par value $1.00 per share ("Shares"), of the Company issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of any holder thereof, be cancelled and reissued as cash and newly issued, fully paid, and non-assessable shares of the common stock of the Parent. Until surrendered in accordance with the provisions of this Section, each certificate representing Shares of the Company shall represent for all purposes the right to receive the Merger Consideration. At and after the Effective Time there shall be no transfers of Shares which were outstanding immediately prior to the Effective Time on the stock transfer books of the Company. From and after the Effective Time, holders of certificates formerly evidencing Shares of the Company shall cease to have any rights as stockholders of the Company, except as provided herein or by law.

              (b) In exchange for the cancelled shares of the Company, the Shareholders shall be entitled to receive the following (referred to as the "Merger Consideration"): $1,272,653 cash by means of wire transfer to the accounts specified in the Disclosure Schedule, and 2,750,001 shares of the common stock, par value $0.001 per share of the Parent, to be issued in the names and denominations set forth in the Disclosure Schedule. The amount of cash included in the Merger Consideration is based upon $1,500,000 less $227,347 of assumed deferred tax liabilities. The Merger Consideration shall be paid to the Shareholders at the Closing.

              (c) The Merger Consideration shall be subject to adjustment as follows: The financial statements of the Surviving Corporation shall be prepared for the fiscal year ending December 31, 2001, including the performance of the Company for the portion of 2001 prior to the Closing. Such financial statements shall be audited in accordance with generally accepted accounting principles by the Parent's auditing firm or its designee. If the net earnings of the Surviving Corporation after a provision for income tax shall be greater than $850,000, the Parent will issue additional shares of its common stock within 30 days after the issue date of the audit report, equal to five times each $1.00 of net earnings in excess of $850,000, based upon the average closing price of Parent's Common Stock for the five trading days prior to the issuance of the audit report.

         SECTION 1.8 Closing. Upon the terms and subject to the conditions hereof, as soon as practicable after the mutual agreement of the Company, the Parent and the Merger Sub that all conditions described in Article VI have been satisfied or waived by the applicable party, a closing (the "Closing") will be held at an agreed location for the purpose of implementing all transactions described in this Agreement.


         SECTION 1.9 Excluded Assets. Prior to the Effective Time, the Company shall take appropriate action to convey to the shareholders any assets and any liabilities associated with such assets that are listed in the Disclosure Schedule and agreed to by Parent.


                                   ARTICLE II
                                APPRAISAL RIGHTS

         SECTION 2.1 Stockholders Rights. By virtue of the Act, the stockholders of the Company are entitled to exercise any appraisal rights in connection with the Merger. It is a condition to Parent's and Merger Sub's obligation to complete the Merger and that no stockholder of the Company shall exercise any dissenter's rights.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company and Shareholders jointly and severally represent and warrant to the Parent and the Merger Sub as follows:

         SECTION 3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has no subsidiaries. The Company has all requisite power and authority to own or operate its properties and conduct its business as it is now being conducted. The Company is duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Company has delivered to the Parent and Merger Sub true and correct copies of the Articles of Incorporation and Bylaws of the Company.


         SECTION 3.2 Capitalization. The authorized capital stock of the Company consists of 1,000,000 Shares of Common Stock, par value $1.00, and 1,000,000 shares of Preferred Stock, par value $1.00. As of June 30, 2001, 990 shares of Common Stock and 510 shares of Preferred Stock were issued and outstanding. Except as described in the Disclosure Schedule, since June 30, 2001, the Company has not issued any shares or other capital stock, and has not repurchased or redeemed any Shares. All issued and outstanding Shares are validly issued, fully paid, non-assessable and free of preemptive rights.


         SECTION 3.3 Authority Relative to this Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall, as of the Closing, have been duly and validly authorized by the Board of Directors and Shareholders, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of each of Parent and Merger Sub, this Agreement constitutes a valid and binding agreement of the Company and the Shareholders, enforceable against the Company and the Shareholders in accordance with and subject to its terms and conditions.


         SECTION 3.4 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Articles of Incorporation, Bylaws or other organization documents of the Company, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as defined herein), except the filing of the Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect (as defined herein), (c) result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract (as hereinafter defined), license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested, (d) result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Company, or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets.


         SECTION 3.5 Taxes, Tax Returns.


              (a) The Company has delivered to Parent copies of the federal income tax returns of the Company for each of the last three fiscal years and all schedules and exhibits thereto. Except as set forth on the Disclosure Schedule, the Company has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it on or prior to the date hereof (all such returns to the knowledge of the Company being accurate and complete in all material respects) and, to the knowledge of the Company, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any Governmental Authority (including, without limitation, those due in respect of their properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent or are being contested in good faith and set forth in the Disclosure Schedule, (ii) have not been finally determined or (iii) that would not have a Material Adverse Effect on the Company. The liabilities and reserves for taxes in the Company Financial Statements are sufficient to the best of the Company's knowledge in the aggregate for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 2000, or for any year or period prior thereto, and for which the Company may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

              (b) To the knowledge of the Company, (i) proper and accurate amounts have been withheld by the Company from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Company for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Company in the most recent Company Financial Statements.

         SECTION 3.6 Undisclosed Liabilities. The Company is not liable for or subject to any material Liabilities (as hereinafter defined), except (a) Liabilities adequately disclosed or reserved for in the most recent Company Financial Statements and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Disclosure Schedule, or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Company since the date of the most recent Company Financial Statements. As used in this Agreement, the term "Liability" or "Liabilities" includes any material direct or indirect liability, indebtedness, obligation, guarantee or endorsement (other than endorsements of notes, bills, and checks presented to banks for collection or deposit in the ordinary course of business), whether known or unknown, accrued, absolute, contingent or otherwise.

         SECTION 3.7 No Default; Compliance.

         (a) Except as set forth in the Disclosure Schedule, the Company is not in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Company is a party or by which the Company or its properties is bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

         (b) Except as set forth in the Disclosure Schedule, the Company has complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or Governmental Authority applicable to their respective businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

         SECTION 3.8 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof and subject to an update of the Disclosure Schedule from time to time, at all times prior to the Effective Time as if made from time to time, including, without limitation, at the Effective Time and the Closing.

         SECTION 3.9 Compliance with Law and Permits. The Company has owned and operated its properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Company of its properties and assets have been obtained, and to the knowledge of the Company no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Company, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, none of the documents and materials filed with or furnished to any Governmental Authority with respect to the properties, assets or businesses of the Company contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.


         SECTION 3.10 Title to Property. Except as disclosed on the Disclosure Schedule, the Company has good and marketable title, insured with respect to properties and assets which currently are of a type for which insurance is generally available, free and clear (except as indicated in the Disclosure Statement or in the most recent Company Financial Statements and liens for current taxes not yet due and payable), of all security interests, liens, encumbrances and encroachments of a material nature, to its real property and other property and assets that are material to the Company's business on a consolidated basis.


         SECTION 3.11 Investment Purpose. Each Shareholder will execute a subscription agreement in the form attached as Exhibit B.
                                               ---------

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF PARENT AND MERGER SUB

         Parent and Merger Sub jointly and severally represent and warrant to the Company and Shareholders as follows:

         SECTION 4.1 Authority Relative to this Agreement. The Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of the Parent and Merger Sub, and no other corporate proceedings on the part of the Parent and Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Parent and Merger Sub and, assuming this Agreement constitutes a valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Parent and Merger Sub, enforceable against the Parent and Merger Sub in accordance with and subject to its terms and conditions.


         SECTION 4.2 SEC Reports. Since January 1, 2000, to the best of its knowledge the Parent has filed all required forms, reports and documents ("Parent SEC Reports") with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and interpretive releases promulgated thereunder.

         SECTION 4.3 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Parent and Merger Sub nor the consummation of the transactions contemplated hereby nor compliance by the Parent and Merger Sub with any of the provisions hereof will conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws of the Parent or Merger Sub, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except the filing of Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect, result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract, license, agreement or other instrument or obligation to which the Parent or Merger Sub is a party or by which the Parent, Merger Sub or any of their respective assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested or which, in the aggregate, would not have a Material Adverse Effect, result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Parent or Merger Sub, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent, Merger Sub or any of their respective assets, except for violations which would not in the aggregate have a Material Adverse Effect.

         SECTION 4.4 Organization and Qualification. The Parent and Merger Sub are corporations duly organized, validly existing and in good standing under the laws of the State of Texas. The Parent and Merger Sub have all requisite power and authority to own or operate their properties and conduct their business as they are now being conducted. Each of the Parent and Merger Sub are duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by them or the nature of the business transacted by them makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Parent and Merger Sub have delivered to the Company true and correct copies of the Articles of Incorporation and Bylaws of the Parent and Merger Sub.

                                    ARTICLE V
                                    COVENANTS

         SECTION 5.1 Conduct of Business of the Company. Except as contemplated by this Agreement or disclosed in the Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, the Company, Parent and Merger Sub will each conduct their operations according to their ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or disclosed in the Disclosure Schedule, the Company will not, prior to the Effective Time, without the prior written consent of the Parent (a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of
(i) additional shares of capital stock of any class, or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, or (ii) any other securities in respect of, in lieu of or in substitution for, capital stock outstanding on the date hereof; (b) purchase or otherwise acquire, or propose to purchase or otherwise acquire, any outstanding securities; (c) declare or pay any dividend or distribution on any shares of its capital stock; (d) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement in principle or an agreement with respect to, any merger, consolidation or business combination (other than the Merger), any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any release or relinquishment of any material contract rights, not in the ordinary course of business; (e) propose or adopt any amendments to its charter or by-laws; (f) enter into, assign or terminate, or amend in any material respect, any contract other than in the ordinary course of business; (g) acquire, dispose of, encumber or relinquish any material asset (other than sale of real properties at prices equal to or greater than their carrying values); (h) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any asset; (i) make any capital expenditures other than pursuant to existing capital expenditure programs that are disclosed in the Disclosure Schedule; (j) allow or permit the expiration, termination or cancellation at any time prior to the Effective Time of any of the insurance policies or coverages or surety bonds currently maintained unless replaced with a policy, coverage or bond having substantially the same coverage and similar terms and conditions; (k) increase, directly or indirectly, the salary or other compensation of any officer or member of management, enter into any employment agreement with any person or pay or enter into any agreement to pay any bonuses or other extraordinary compensation to any officer or to any member of management or other employees, or institute any general increase in rates of compensation for its employees, or increase, directly or indirectly, any provisions or other benefits of any of such persons; or (l) waive, settle or compromise any material litigation or other claim on a basis materially adverse.


         SECTION 5.2 No Solicitations. The Company shall not, and it shall use its best efforts to ensure that none of its respective affiliates, officers, directors, representatives or agents shall, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) any corporation, partnership, person, entity or group concerning any merger, sale of substantial assets (except as permitted by Section 5.1(g)) outside the ordinary course of business, sale of shares of capital stock or similar transaction involving the Company (other than the transactions contemplated by this

Agreement). The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The parties will promptly communicate to the other the terms of any proposal or inquiry, oral or written, which may be received in respect of any such transaction, and will inform the other prior to the time that it furnishes any information to, or engages in negotiations or discussions with, any third party with respect to the acquisition of either party.

         SECTION 5.3 Access to Information.

         (a) Between the date of this Agreement and the Effective Time, the parties will afford to one another and their authorized representatives reasonable access to the properties and to the books and records of such party, will permit the parties and their representatives to make such reasonable inspections as they may require and will cause their officers to furnish the parties and their representatives with such financial and operating data, environmental assessments and other information with respect to the business and properties of the parties as they and their representatives may from time to time reasonably request. No inspection or examination by either party will constitute a waiver of any claim against the other party for misrepresentation or breach of this Agreement.

         (b) The parties will hold and will cause their representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of counsel, by other requirements of law, all documents and information concerning the parties furnished to them and their representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of the parties or their representatives, or (ii) later lawfully acquired by the parties or their representatives from other sources unless they or their representatives know that such other sources are not entitled to disclose such information) and will not release or disclose such information to any other person, except their auditors, attorneys, financial advisors and other consultants and advisors in connection with this Agreement, provided that such person shall have first been advised of the confidentiality provision of this Section 5.3. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information can be shown to have been (i) in the public domain through no fault of the Company, Parent, Merger Sub or their representatives, or (ii) later lawfully acquired by the parties or representatives from other sources, and, if requested by the other party will, and will cause its agents, auditors, consultants, representatives and advisors to, return to the other or destroy all copies of written information furnished.

         SECTION 5.4 Best Efforts. Subject to the terms and conditions herein provided, and to the fiduciary duties of the Boards of Directors of the parties under applicable law, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.


         SECTION 5.5 Consents. Parent and the Company each will use its best efforts to obtain such consents of third parties to agreements which would otherwise be violated by any provisions hereof, to take all actions necessary to effect the transactions contemplated hereby, and to make such filings with Governmental Authorities necessary to consummate the transactions contemplated by this Agreement including, without limitation, (a) the vigorous defense of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transaction contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or Governmental Authority vacated or reviewed, and (b) the execution and delivery of any additional instruments (including any required supplemental indentures) necessary to consummate the transactions contemplated by this Agreement.


         SECTION 5.6 Public Announcements. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the existence of this Agreement or the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange.


         SECTION 5.7 Other Documents. This Agreement is being closed simultaneously with the following additional agreements: Agreement and Plan of Merger between the Parent, its merger subsidiaries, and each of CKS Management, Inc. and Epic Communications, Inc.

                                   ARTICLE VI
                    CONDITIONS TO CONSUMMATION OF THE MERGER

         SECTION 6.1 Company's Conditions to the Closing. Immediately prior to the Closing, the Parent and Merger Sub shall have satisfied each of the following conditions, any of which may be waived in the Company's sole discretion:


              (a) A certificate, dated the date of the Closing of the chief executive officer of Parent certifying that all representations and warranties made in Article III herein are true and correct as of the date made and as of the Closing and that all agreements or other actions required to be performed prior to the Closing by Parent or Merger Sub as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

              (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

              (c) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

              (d) All representations and warranties of any party shall be true and effective as of the Closing.

              (e) The Other Agreements shall have been executed and delivered.

              (f) The Parent shall have obtained bank debt financing in an amount sufficient for payment of the cash portion of the Merger Consideration.

         SECTION 6.2 Parent's Conditions to the Closing. Immediately prior to the Closing, the Company and Shareholders shall have satisfied each of the following conditions, any of which may be waived in Parent's sole discretion:

              (a) A certificate, dated the date of the Closing of the chief executive officer of the Company certifying that all representations and warranties made in Article III herein are true and correct as of the date made and as of the Closing and that all agreements or other actions required to be performed prior to the Closing by the Company as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

              (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

              (c) There shall have been no material adverse change in the business, properties, or financial condition of the Company to this Agreement.

              (d) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

              (e) All representations and warranties of any party shall be true and effective as of the Closing.

              (f) The Other Agreements shall have been executed and delivered.

              (g) The Parent shall have completed its review of the books, records, properties and other legal and financial matters pertaining to the Company and shall be satisfied with the results of such review.

              (h) The Parent shall have obtained bank debt financing in an amount sufficient for payment of the cash portion of the Merger Consideration.

                                   ARTICLE VII
                         TERMINATION, AMENDMENTS; WAIVER

         SECTION 7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time notwithstanding approval thereof by the Parent and Company, but prior to the Closing:


              (a) by mutual written consent duly authorized by the Boards of Directors of Company, Parent and Merger Sub;

              (b) by Parent or the Company if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger or if litigation or proceedings shall be pending that are reasonably likely to result in any of the foregoing;

              (c) by the Company, if Parent or Merger Sub shall not have performed all obligations required to be performed by them under this Agreement, except where any failure to perform would, in the aggregate, not materially impair or delay the ability of Parent, Merger Sub and the Company to effect the Merger; or

              (d) by the Parent, if there shall have been a breach of any of the covenants contained herein or if any representation or warranty made by the Company is untrue in any material respect.

         SECTION 7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, or stockholders, other than the provisions of Sections 5.3(b) and 9.9. In such event, the mergers shall be rescinded by conveying to the Shareholders the shares representing ownership of the Merger Subs.


         SECTION 7.3 Amendment. This Agreement may be amended only by means of an instrument in writing signed on behalf of all the parties.


         SECTION 7.4 Extension; Waiver. At any time prior to the Closing, the parties hereto, by action taken by or on behalf of the respective Boards of Directors of the Company, Parent and Merger Sub, may (a) extend the time for the performance of any of the obligations or other acts of any other applicable party hereto, (b) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by an other applicable party, or (c) waive compliance with any of the agreements of any other applicable party or with any conditions to its own obligations. Any agreement on the part of any other applicable party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         SECTION 8.1 Parent and Merger Sub's Right to Indemnification. Company and the Shareholders shall and do hereby, jointly and severally, indemnify and hold harmless, Parent, Merger Sub, and their stockholders, directors, officers, employees, agents and representatives from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Merger Sub or any such other indemnified party may suffer or incur as a result of or relating to the material breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Company and the Shareholders herein or pursuant hereto.


         SECTION 8.2 Company's Right to Indemnification. Merger Sub and Parent shall and do hereby indemnify and hold Company and the Shareholders, and its directors, officers, employees, shareholders, agents and representatives harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Company or any such indemnified party may suffer or incur as a result of or relating to: (a) the breach or inaccuracy, or any alleged breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by Merger Sub and Parent herein or pursuant hereto; and (b) those liabilities, obligations, claims, contingencies and encumbrances accruing or arising after the Closing in connection with the business of the Parent, except to the extent that such liabilities, obligations, claims, contingencies or encumbrances are attributable to a breach of warranty, representation or covenant by Company prior to the Closing.


         SECTION 8.3 Notice. The party seeking indemnification hereunder ("Indemnitee") shall promptly, and within 30 days after notice to it (notice to Indemnitee being the filing of any action, receipt of any claim in writing or similar form of actual notice) of any claim as to which it asserts a right to indemnification, notify the party from whom indemnification is sought ("Indemnitor") of such claim. Indemnitee shall bill Indemnitor for any such claims no more frequently than on a monthly basis, and Indemnitor shall promptly pay (or cause to be paid) Indemnitee upon receipt of any such bill. The failure of Indemnitee to give the notification to Indemnitor contemplated above in this Section shall not relieve Indemnitor from any liability or obligation that it may have pursuant to this Agreement unless the failure to give such notice within such time shall have been materially prejudicial to it, and in no event shall the failure to give such notification relieve Indemnitor from any liability it may have other than pursuant to this Agreement.


         SECTION 8.4 Third-Party Claims. If any claim for indemnification by Indemnitee arises out of an action or claim by a person other than Indemnitee, Indemnitor may, by written notice to Indemnitee, undertake to conduct the defense thereof and to take all other steps or proceedings to defeat or compromise any such action or claim, including the employment of counsel to be mutually agreed upon; provided that Indemnitor shall reasonably consider the advice of Indemnitee as to the defense or compromise of such actions and claims, and Indemnitee shall have the right to participate, at its own expense, in such proceedings, but control of such proceedings shall remain exclusively with Indemnitor. Indemnitee shall provide all reasonable cooperation to Indemnitor in connection with such proceedings. Counsel and auditor costs and expenses and court costs and fees of all proceedings with respect to any such action or claim shall be borne by Indemnitor. If any such claim is made hereunder and Indemnitor does not elect to undertake the defense thereof by written notice to Indemnitee, Indemnitee shall be entitled to control such proceedings and shall be entitled to indemnity with respect thereto pursuant to the terms of this Article VIII. To the extent that Indemnitor undertakes the defense of such claim by written notice to Indemnitee and diligently pursues such defense at its expense, Indemnitee shall be entitled to indemnification hereunder only to the extent that such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction, or by written acknowledgment of the parties.


         SECTION 8.5 Time to Assert Claims. Any claim asserted pursuant to
Section 8.1 or Section 8.2 above must be asserted by written notice given by one party to the other on or before the one (1) year anniversary from the date of Closing.


         SECTION 8.6 Access to Records. All parties and their agents shall be afforded reasonable access to the Parent's and Merger Sub's books and records during normal business hours upon reasonable notice for the purpose of verifying any claim hereunder. Such party or its agents may be required to sign an appropriate confidentiality agreement prior to any inspection of books and records hereunder.


         SECTION 8.7 Offset Right. Any claims under this Article VIII may be satisfied by offsetting any obligation owed to such party.


         SECTION 8.8 Arbitration. All disputes under this Article VIII shall be settled by arbitration in Dallas, Texas, before three arbitrators pursuant to the rules of the American Arbitration Association. Each party shall select one arbitrator and the two arbitrators shall select a third. Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute that such dispute has been referred to arbitration under this
Section 8.8. Any award rendered by the arbitrators shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion giving the reasons for the award. This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrators shall be final and binding and there shall be no right of appeal therefrom. Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if in the opinion of the arbitrators any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorney's fees) and of the arbitrators against the party raising such unreasonable claim, defense or objection.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.


         SECTION 9.2 Brokerage Fees and Commissions. Each party represents that it has incurred no obligation to any broker or finder in connection with the transactions described in this Agreement and agrees to indemnify the other parties and hold them harmless against any liability to any such broker or finder.


         SECTION 9.3 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.


         SECTION 9.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.


         SECTION 9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:


         If to the Company, Parent or Merger Sub:

                                    Mr. P. David Spurlin
                                    541 Sterling Drive
                                    Richardson, Texas 75081 FAX: 972-669-1095

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         SECTION 9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         SECTION 9.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


         SECTION 9.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.


         SECTION 9.11 Expenses. Except as otherwise provided herein, the Parent, Merger Sub and Company shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.


         SECTION 9.12 Performance by Merger Sub. Parent agrees to cause Merger Sub to comply with its obligations hereunder and to cause Merger Sub to consummate the Merger as contemplated herein.


         SECTION 9.13 Disclosure Schedule. Upon the execution hereof, the Company and the Parent shall deliver the Disclosure Schedule to each other. The Disclosure Schedule shall be updated from time to time and prior to the Closing to report any changes in the information contained therein. The Disclosure Schedule shall contain all information required to disclose fully any exception or qualification to this Agreement and shall cross reference the section of this Agreement so qualified.



                                   ARTICLE X.
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Action" shall mean any action, suit, litigation, complaint, counterclaim, claim, petition, mediation contest, or administrative proceeding, whether at law, in equity, in arbitration or otherwise, and whether conducted by or before any Government or other Person.

         "Business" shall mean the business of owning and operating the communication equipment business as conducted prior to the Closing by Seller.

         "Closing" shall have the meaning set forth in Section 1.8 hereof.

         "Closing Date" shall mean the time and date that the Closing occurs.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and all regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Consents" shall mean all consents, approvals, and estoppels of others which are required to be obtained in order to effect the valid assignment, transfer, and conveyance to Parent of the Business.

         "Contracts" shall mean all contracts, agreements, and leases of equipment or other personal property that relate exclusively to the Business.

         "Default" shall mean an event of default as defined in any contract or other agreement or instrument, or any event which, with the passage of time or giving of notice or both, would constitute an event of default or other breach under such document or instrument.

         "Disclosure Schedule" shall mean the set of numbered schedules referencing Sections of this Agreement delivered by Seller and dated of even date herewith, as supplemented by new or amended schedules delivered by Seller prior to the Closing.

         "Effective Time" shall have the meaning set forth in Section 1.2 hereof.

         "Forum" shall mean any federal, state, local, municipal, or foreign court, governmental agency, administrative body or agency, tribunal, private alternative dispute resolution system, or arbitration panel.

         "Government" shall mean any federal, state, local, municipal, or foreign government or any department, commission, board, bureau, agency, instrumentality, unit, or taxing authority thereof.

         "Material Adverse Effect" shall mean any adverse change in the financial condition, assets, business or operations of any party and its subsidiaries which is material to such party taken as a whole.

         "Orders" shall mean all applicable orders, writs, judgments, decrees, rulings, consent agreements, and awards of or by any Forum or entered by consent of the party to be bound.

         "Person" shall include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government, and any other legal entity.

         "Schedules" shall mean the numbered sections of the Disclosure
Schedule.

         "Subsidiary" shall mean, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. Such term shall also refer to any other partnership, limited partnership, joint venture, trust, or other business entity in which a party hereto owns a material interest.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year set forth above.


                                MICROWAVE TRANSMISSION SYSTEMS, INC.,
                                a Texas corporation


                                By:    /s/ P. David Spurlin
                                   -------------------------------------------
                                       P David Spurlin, President



                                MTSI/VCS ACQUISITION CORP.,
                                a Texas corporation

                                By:    /s/ P. David Spurlin
                                   -------------------------------------------
                                       P. David Spurlin, President


                                VIPER COMMUNICATION SYSTEMS, INC.,
                                a Texas corporation


                                By:    /s/ James A. Conant, Jr.
                                   -------------------------------------------
                                       James A. Conant, Jr., President



                                       /s/ P. David Spurlin
                                   -------------------------------------------
                                       P. David Spurlin



                                       /s/ James Conant
                                   -------------------------------------------
                                       James Conant



                                       /s/ Donald Jones
                                   -------------------------------------------
                                       Donald Jones

         EXHIBIT 2.2.3.



                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of August 19, 2001, among EPIC COMMUNICATIONS, INC. a Texas corporation (the "Company"), MICROWAVE TRANSMISSION SYSTEMS, INC., a Texas corporation (the "Parent"); MTSI/ECI ACQUISITION CORP., a Texas corporation, and a wholly owned subsidiary of Parent ("Merger Sub"), and P. David Spurlin and Dwayne Griffin, as the shareholders of the Company (the "Shareholders").

         WHEREAS, the respective Boards of Directors of Parent, the Merger Sub, the Shareholders and the Company have duly approved the acquisition of the Merger Sub by means of a Merger of the Company with and into the Merger Sub pursuant to the terms of this Agreement, it is therefore agreed as follows:

                                    ARTICLE I
                                   THE MERGER

         SECTION 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Texas Business Corporation Act (the "Act"), the Merger Sub shall be merged with the Company (the "Merger") as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article VI hereof. Following the Merger, the Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and continue its existence under the laws of the State of Texas, and the separate corporate existence of the Company shall cease. The Merger Sub shall change its name to the same as that of the Company.


         SECTION 1.2 Effective Time. The Merger shall be consummated by filing with the Secretary of State of Texas the Articles of Merger in the form attached hereto as Exhibit "A" (the "Articles of Merger") (the time of such filing being the "Effective Time").


         SECTION 1.3 Effects of the Merger. The Merger shall have the effects set forth in Article 5.06 of the Act. As of the Effective Time, the Company shall merge with and into the Merger Sub, and the Merger Sub shall remain a direct wholly owned Subsidiary of Parent. It is the intention of the parties that the Merger will constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986 (as amended) (the "Code") and a part of the transaction described in Section 5.9.


         SECTION 1.4 Articles of Incorporation and Bylaws. The Articles of Incorporation of the Merger Sub and the Bylaws of the Merger Sub, both as in effect at the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

         SECTION 1.5 Directors. As of the Effective Time, all directors of the Merger Sub shall remain the directors of the Surviving Corporation.


         SECTION 1.6 Officers. Upon execution of this Agreement and satisfaction of all conditions to the Closing of the Merger, the officers of the Merger Sub will remain as the officers of the Surviving Corporation as of the Effective Time.


         SECTION 1.7 Transfer of and Payment for Shares.

              (a) Each share of common stock, par value $1.00, and each share of Preferred Stock, par value $1.00 per share ("Shares"), of the Company issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of any holder thereof, be cancelled and reissued as cash and newly issued, fully paid, and non-assessable shares of the common stock of the Parent. Until surrendered in accordance with the provisions of this Section, each certificate representing Shares of the Company shall represent for all purposes the right to receive the Merger Consideration. At and after the Effective Time there shall be no transfers of Shares which were outstanding immediately prior to the Effective Time on the stock transfer books of the Company. From and after the Effective Time, holders of certificates formerly evidencing Shares of the Company shall cease to have any rights as stockholders of the Company, except as provided herein or by law.

              (b) In exchange for the cancelled shares of the Company, the Shareholders shall be entitled to receive the following (referred to as the "Merger Consideration"): $341,515 cash by means of wire transfer to the accounts specified in the Disclosure Schedule, and 1,350,000 shares of the common stock, par value $0.001 per share of the Parent, to be issued in the names and denominations set forth in the Disclosure Schedule. The amount of cash included in the Merger Consideration is based upon $400,000 less $58,485 of assumed deferred tax liabilities. The Merger Consideration shall be paid to the Shareholders at the Closing.

              (c) The Merger Consideration shall be subject to adjustment as follows: The financial statements of the Surviving Corporation shall be prepared for the fiscal year ending December 31, 2001, including the performance of the Company for the portion of 2001 prior to the Closing. Such financial statements shall be audited in accordance with generally accepted accounting principles by the Parent's auditing firm or its designee. If the net earnings of the Surviving Corporation after a provision for income tax shall be greater than $350,000, the Parent will issue additional shares of its common stock within 30 days after the issue date of the audit report, equal to five times each $1.00 of net earnings in excess of $350,000, based upon the average closing price of Parent's Common Stock for the five trading days prior to the issuance of the audit report.

         SECTION 1.8 Closing. Upon the terms and subject to the conditions hereof, as soon as practicable after the mutual agreement of the Company, the Parent and the Merger Sub that all conditions described in Article VI have been satisfied or waived by the applicable party, a closing (the "Closing") will be held at an agreed location for the purpose of implementing all transactions described in this Agreement.


         SECTION 1.9 Excluded Assets. Prior to the Effective Time, the Company shall take appropriate action to convey to the Shareholders any assets and any liabilities associated with such assets that are listed in the Disclosure Schedule and agreed to by Parent.


                                   ARTICLE II
                                APPRAISAL RIGHTS

         SECTION 2.1 Stockholders Rights. By virtue of the Act, the stockholders of the Company are entitled to exercise any appraisal rights in connection with the Merger. It is a condition to Parent's and Merger Sub's obligation to complete the Merger and that no stockholder of the Company shall exercise any dissenter's rights.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company and Shareholders jointly and severally represent and warrant to the Parent and the Merger Sub as follows:

         SECTION 3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has no subsidiaries. The Company has all requisite power and authority to own or operate its properties and conduct its business as it is now being conducted. The Company is duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Company has delivered to the Parent and Merger Sub true and correct copies of the Articles of Incorporation and Bylaws of the Company.


         SECTION 3.2 Capitalization. The authorized capital stock of the Company consists of 1,000,000 Shares of Common Stock, par value $1.00, and 1,000,000 shares of Preferred Stock, par value $1.00. As of June 30, 2001, 990 shares of Common Stock and 10 shares of Preferred Stock were issued and outstanding. Except as described in the Disclosure Schedule, since June 30, 2001, the Company has not issued any shares or other capital stock, and has not repurchased or redeemed any Shares. All issued and outstanding Shares are validly issued, fully paid, non-assessable and free of preemptive rights.


         SECTION 3.3 Authority Relative to this Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall, as of the Closing, have been duly and validly authorized by the Board of Directors and Shareholders, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of each of Parent and Merger Sub, this Agreement constitutes a valid and binding agreement of the Company and the Shareholders, enforceable against the Company and the Shareholders in accordance with and subject to its terms and conditions.


         SECTION 3.4 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Articles of Incorporation, Bylaws or other organization documents of the Company, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as defined herein), except the filing of the Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect (as defined herein), (c) result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract (as hereinafter defined), license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested, (d) result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Company, or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets.


         SECTION 3.5 Taxes, Tax Returns.


              (a) The Company has delivered to Parent copies of the federal income tax returns of the Company for each of the last three fiscal years and all schedules and exhibits thereto. Except as set forth on the Disclosure Schedule, the Company has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it on or prior to the date hereof (all such returns to the knowledge of the Company being accurate and complete in all material respects) and, to the knowledge of the Company, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any Governmental Authority (including, without limitation, those due in respect of their properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent or are being contested in good faith and set forth in the Disclosure Schedule, (ii) have not been finally determined or (iii) that would not have a Material Adverse Effect on the Company. The liabilities and reserves for taxes in the Company Financial Statements are sufficient to the best of the Company's knowledge in the aggregate for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 2000, or for any year or period prior thereto, and for which the Company may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

              (b) To the knowledge of the Company, (i) proper and accurate amounts have been withheld by the Company from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Company for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Company in the most recent Company Financial Statements.

         SECTION 3.6 Undisclosed Liabilities. The Company is not liable for or subject to any material Liabilities (as hereinafter defined), except (a) Liabilities adequately disclosed or reserved for in the most recent Company Financial Statements and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Disclosure Schedule, or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Company since the date of the most recent Company Financial Statements. As used in this Agreement, the term "Liability" or "Liabilities" includes any material direct or indirect liability, indebtedness, obligation, guarantee or endorsement (other than endorsements of notes, bills, and checks presented to banks for collection or deposit in the ordinary course of business), whether known or unknown, accrued, absolute, contingent or otherwise.


         SECTION 3.7 No Default; Compliance.


              (a) Except as set forth in the Disclosure Schedule, the Company is not in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Company is a party or by which the Company or its properties is bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

              (b) Except as set forth in the Disclosure Schedule, the Company has complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or Governmental Authority applicable to their respective businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

              SECTION 3.8 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof and subject to an update of the Disclosure Schedule from time to time, at all times prior to the Effective Time as if made from time to time, including, without limitation, at the Effective Time and the Closing.


         SECTION 3.9 Compliance with Law and Permits. The Company has owned and operated its properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Company of its properties and assets have been obtained, and to the knowledge of the Company no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Company, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, none of the documents and materials filed with or furnished to any Governmental Authority with respect to the properties, assets or businesses of the Company contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.


         SECTION 3.10 Title to Property. Except as disclosed on the Disclosure Schedule, the Company has good and marketable title, insured with respect to properties and assets which currently are of a type for which insurance is generally available, free and clear (except as indicated in the Disclosure Statement or in the most recent Company Financial Statements and liens for current taxes not yet due and payable), of all security interests, liens, encumbrances and encroachments of a material nature, to its real property and other property and assets that are material to the Company's business on a consolidated basis.


         SECTION 3.11 Investment Purpose. Each Shareholder will execute a subscription agreement in the form attached as Exhibit B.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF PARENT AND MERGER SUB

         Parent and Merger Sub jointly and severally represent and warrant to the Company and Shareholders as follows:

         SECTION 4.1 Authority Relative to this Agreement. The Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of the Parent and Merger Sub, and no other corporate proceedings on the part of the Parent and Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Parent and Merger Sub and, assuming this Agreement constitutes a valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Parent and Merger Sub, enforceable against the Parent and Merger Sub in accordance with and subject to its terms and conditions.


         SECTION 4.2 SEC Reports. Since January 1, 2000, to the best of its knowledge the Parent has filed all required forms, reports and documents ("Parent SEC Reports") with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and interpretive releases promulgated thereunder.

         SECTION 4.3 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Parent and Merger Sub nor the consummation of the transactions contemplated hereby nor compliance by the Parent and Merger Sub with any of the provisions hereof will conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws of the Parent or Merger Sub, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except the filing of Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect, result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract, license, agreement or other instrument or obligation to which the Parent or Merger Sub is a party or by which the Parent, Merger Sub or any of their respective assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested or which, in the aggregate, would not have a Material Adverse Effect, result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Parent or Merger Sub, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent, Merger Sub or any of their respective assets, except for violations which would not in the aggregate have a Material Adverse Effect.

         SECTION 4.4 Organization and Qualification. The Parent and Merger Sub are corporations duly organized, validly existing and in good standing under the laws of the State of Texas. The Parent and Merger Sub have all requisite power and authority to own or operate their properties and conduct their business as they are now being conducted. Each of the Parent and Merger Sub are duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by them or the nature of the business transacted by them makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Parent and Merger Sub have delivered to the Company true and correct copies of the Articles of Incorporation and Bylaws of the Parent and Merger Sub.

                                    ARTICLE V
                                    COVENANTS

         SECTION 5.1 Conduct of Business of the Company. Except as contemplated by this Agreement or disclosed in the Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, the Company, Parent and Merger Sub will each conduct their operations according to their ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or disclosed in the Disclosure Schedule, the Company will not, prior to the Effective Time, without the prior written consent of the Parent (a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of
(i) additional shares of capital stock of any class, or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, or (ii) any other securities in respect of, in lieu of or in substitution for, capital stock outstanding on the date hereof; (b) purchase or otherwise acquire, or propose to purchase or otherwise acquire, any outstanding securities; (c) declare or pay any dividend or distribution on any shares of its capital stock; (d) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement in principle or an agreement with respect to, any merger, consolidation or business combination (other than the Merger), any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any release or relinquishment of any material contract rights, not in the ordinary course of business; (e) propose or adopt any amendments to its charter or by-laws; (f) enter into, assign or terminate, or amend in any material respect, any contract other than in the ordinary course of business; (g) acquire, dispose of, encumber or relinquish any material asset (other than sale of real properties at prices equal to or greater than their carrying values); (h) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any asset; (i) make any capital expenditures other than pursuant to existing capital expenditure programs that are disclosed in the Disclosure Schedule; (j) allow or permit the expiration, termination or cancellation at any time prior to the Effective Time of any of the insurance policies or coverages or surety bonds currently maintained unless replaced with a policy, coverage or bond having substantially the same coverage and similar terms and conditions; (k) increase, directly or indirectly, the salary or other compensation of any officer or member of management, enter into any employment agreement with any person or pay or enter into any agreement to pay any bonuses or other extraordinary compensation to any officer or to any member of management or other employees, or institute any general increase in rates of compensation for its employees, or increase, directly or indirectly, any provisions or other benefits of any of such persons; or (l) waive, settle or compromise any material litigation or other claim on a basis materially adverse.


         SECTION 5.2 No Solicitations. The Company shall not, and it shall use its best efforts to ensure that none of its respective affiliates, officers, directors, representatives or agents shall, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) any corporation, partnership, person, entity or group concerning any merger, sale of substantial assets (except as permitted by Section 5.1(g)) outside the ordinary course of business, sale of shares of capital stock or similar transaction involving the Company (other than the transactions contemplated by this Agreement). The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The parties will promptly communicate to the other the terms of any proposal or inquiry, oral or written, which may be received in respect of any such transaction, and will inform the other prior to the time that it furnishes any information to, or engages in negotiations or discussions with, any third party with respect to the acquisition of either party.


         SECTION 5.3 Access to Information.


         (a) Between the date of this Agreement and the Effective Time, the parties will afford to one another and their authorized representatives reasonable access to the properties and to the books and records of such party, will permit the parties and their representatives to make such reasonable inspections as they may require and will cause their officers to furnish the parties and their representatives with such financial and operating data, environmental assessments and other information with respect to the business and properties of the parties as they and their representatives may from time to time reasonably request. No inspection or examination by either party will constitute a waiver of any claim against the other party for misrepresentation or breach of this Agreement.

         (b) The parties will hold and will cause their representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of counsel, by other requirements of law, all documents and information concerning the parties furnished to them and their representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of the parties or their representatives, or (ii) later lawfully acquired by the parties or their representatives from other sources unless they or their representatives know that such other sources are not entitled to disclose such information) and will not release or disclose such information to any other person, except their auditors, attorneys, financial advisors and other consultants and advisors in connection with this Agreement, provided that such person shall have first been advised of the confidentiality provision of this Section 5.3. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information can be shown to have been (i) in the public domain through no fault of the Company, Parent, Merger Sub or their representatives, or (ii) later lawfully acquired by the parties or representatives from other sources, and, if requested by the other party will, and will cause its agents, auditors, consultants, representatives and advisors to, return to the other or destroy all copies of written information furnished.

         SECTION 5.4 Best Efforts. Subject to the terms and conditions herein provided, and to the fiduciary duties of the Boards of Directors of the parties under applicable law, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.

         SECTION 5.5 Consents. Parent and the Company each will use its best efforts to obtain such consents of third parties to agreements which would otherwise be violated by any provisions hereof, to take all actions necessary to effect the transactions contemplated hereby, and to make such filings with Governmental Authorities necessary to consummate the transactions contemplated by this Agreement including, without limitation, (a) the vigorous defense of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transaction contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or Governmental Authority vacated or reviewed, and (b) the execution and delivery of any additional instruments (including any required supplemental indentures) necessary to consummate the transactions contemplated by this Agreement.


         SECTION 5.6 Public Announcements. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the existence of this Agreement or the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange.


         SECTION 5.7 Other Documents. This Agreement is being closed simultaneously with the following additional agreements: Agreement and Plan of Merger between the Parent, its merger subsidiaries, and each of Viper Communication Systems, Inc. and CKS Management, Inc.

                                   ARTICLE VI
                    CONDITIONS TO CONSUMMATION OF THE MERGER

         SECTION 6.1 Company's Conditions to the Closing. Immediately prior to the Closing, the Parent and Merger Sub shall have satisfied each of the following conditions, any of which may be waived in the Company's sole discretion:


         (a) A certificate, dated the date of the Closing of the chief executive officer of Parent certifying that all representations and warranties made in
Article III herein are true and correct as of the date made and as of the Closing and that all agreements or other actions required to be performed prior to the Closing by Parent or Merger Sub as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

         (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

         (c) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

         (d) All representations and warranties of any party shall be true and effective as of the Closing.

         (e) The Other Agreements shall have been executed and delivered.

         (f) The Parent shall have obtained bank debt financing in an amount sufficient for payment of the cash portion of the Merger Consideration.

         SECTION 6.2 Parent's Conditions to the Closing. Immediately prior to the Closing, the Company and Shareholders shall have satisfied each of the following conditions, any of which may be waived in Parent's sole discretion:

         (a) A certificate, dated the date of the Closing of the chief executive officer of the Company certifying that all representations and warranties made in Article III herein are true and correct as of the date made and as of the Closing and that all agreements or other actions required to be performed prior to the Closing by the Company as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

         (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

         (c) There shall have been no material adverse change in the business, properties, or financial condition of the Company to this Agreement.

         (d) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

         (e) All representations and warranties of any party shall be true and effective as of the Closing.

         (f) The Other Agreements shall have been executed and delivered.

         (g) The Parent shall have completed its review of the books, records, properties and other legal and financial matters pertaining to the Company and shall be satisfied with the results of such review.

         (h) The Parent shall have obtained bank debt financing in an amount sufficient for payment of the cash portion of the Merger Consideration.

                                   ARTICLE VII
                         TERMINATION, AMENDMENTS; WAIVER

         SECTION 7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time notwithstanding approval thereof by the Parent and Company, but prior to the Closing:


              (a) by mutual written consent duly authorized by the Boards of Directors of Company, Parent and Merger Sub;

              (b) by Parent or the Company if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger or if litigation or proceedings shall be pending that are reasonably likely to result in any of the foregoing;

              (c) by the Company, if Parent or Merger Sub shall not have performed all obligations required to be performed by them under this Agreement, except where any failure to perform would, in the aggregate, not materially impair or delay the ability of Parent, Merger Sub and the Company to effect the Merger; or

              (d) by the Parent, if there shall have been a breach of any of the covenants contained herein or if any representation or warranty made by the Company is untrue in any material respect.

              SECTION 7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, or stockholders, other than the provisions of Sections 5.3(b) and 9.9. In such event, the mergers shall be rescinded by conveying to the Shareholders the shares representing ownership of the Merger Subs.


              SECTION 7.3 Amendment. This Agreement may be amended only by means of an instrument in writing signed on behalf of all the parties.


              SECTION 7.4 Extension; Waiver. At any time prior to the Closing, the parties hereto, by action taken by or on behalf of the respective Boards of Directors of the Company, Parent and Merger Sub, may (a) extend the time for the performance of any of the obligations or other acts of any other applicable party hereto, (b) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by an other applicable party, or (c) waive compliance with any of the agreements of any other applicable party or with any conditions to its own obligations. Any agreement on the part of any other applicable party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         SECTION 8.1 Parent and Merger Sub's Right to Indemnification. Company and the Shareholders shall and do hereby, jointly and severally, indemnify and hold harmless, Parent, Merger Sub, and their stockholders, directors, officers, employees, agents and representatives from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Merger Sub or any such other indemnified party may suffer or incur as a result of or relating to the material breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Company and the Shareholders herein or pursuant hereto.


         SECTION 8.2 Company's Right to Indemnification. Merger Sub and Parent shall and do hereby indemnify and hold Company and the Shareholders, and its directors, officers, employees, shareholders, agents and representatives harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Company or any such indemnified party may suffer or incur as a result of or relating to: (a) the breach or inaccuracy, or any alleged breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by Merger Sub and Parent herein or pursuant hereto; and (b) those liabilities, obligations, claims, contingencies and encumbrances accruing or arising after the Closing in connection with the business of the Parent, except to the extent that such liabilities, obligations, claims, contingencies or encumbrances are attributable to a breach of warranty, representation or covenant by Company prior to the Closing.


         SECTION 8.3 Notice. The party seeking indemnification hereunder ("Indemnitee") shall promptly, and within 30 days after notice to it (notice to Indemnitee being the filing of any action, receipt of any claim in writing or similar form of actual notice) of any claim as to which it asserts a right to indemnification, notify the party from whom indemnification is sought ("Indemnitor") of such claim. Indemnitee shall bill Indemnitor for any such claims no more frequently than on a monthly basis, and Indemnitor shall promptly pay (or cause to be paid) Indemnitee upon receipt of any such bill. The failure of Indemnitee to give the notification to Indemnitor contemplated above in this Section shall not relieve Indemnitor from any liability or obligation that it may have pursuant to this Agreement unless the failure to give such notice within such time shall have been materially prejudicial to it, and in no event shall the failure to give such notification relieve Indemnitor from any liability it may have other than pursuant to this Agreement.


         SECTION 8.4 Third-Party Claims. If any claim for indemnification by Indemnitee arises out of an action or claim by a person other than Indemnitee, Indemnitor may, by written notice to Indemnitee, undertake to conduct the defense thereof and to take all other steps or proceedings to defeat or compromise any such action or claim, including the employment of counsel to be mutually agreed upon; provided that Indemnitor shall reasonably consider the advice of Indemnitee as to the defense or compromise of such actions and claims, and Indemnitee shall have the right to participate, at its own expense, in such proceedings, but control of such proceedings shall remain exclusively with Indemnitor. Indemnitee shall provide all reasonable cooperation to Indemnitor in connection with such proceedings. Counsel and auditor costs and expenses and court costs and fees of all proceedings with respect to any such action or claim shall be borne by Indemnitor. If any such claim is made hereunder and Indemnitor does not elect to undertake the defense thereof by written notice to Indemnitee, Indemnitee shall be entitled to control such proceedings and shall be entitled to indemnity with respect thereto pursuant to the terms of this Article VIII. To the extent that Indemnitor undertakes the defense of such claim by written notice to Indemnitee and diligently pursues such defense at its expense, Indemnitee shall be entitled to indemnification hereunder only to the extent that such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction, or by written acknowledgment of the parties.


         SECTION 8.5 Time to Assert Claims. Any claim asserted pursuant to
Section 8.1 or Section 8.2 above must be asserted by written notice given by one party to the other on or before the date of the release of the first audit report of the Parent containing combined financial statements of the Parent and the Company, and in any event at least one (1) year from the date of Closing.


         SECTION 8.6 Access to Records. All parties and their agents shall be afforded reasonable access to the Parent's and Merger Sub's books and records during normal business hours upon reasonable notice for the purpose of verifying any claim hereunder. Such party or its agents may be required to sign an appropriate confidentiality agreement prior to any inspection of books and records hereunder.


         SECTION 8.7 Offset Right. Any claims under this Article VIII may be satisfied by offsetting any obligation owed to such party.


         SECTION 8.8 Arbitration. All disputes under this Article VIII shall be settled by arbitration in Dallas, Texas, before three arbitrators pursuant to the rules of the American Arbitration Association. Each party shall select one arbitrator and the two arbitrators shall select a third. Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute that such dispute has been referred to arbitration under this
Section 8.8. Any award rendered by the arbitrators shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion giving the reasons for the award. This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrators shall be final and binding and there shall be no right of appeal therefrom. Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if in the opinion of the arbitrators any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorney's fees) and of the arbitrators against the party raising such unreasonable claim, defense or objection.


                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.


         SECTION 9.2 Brokerage Fees and Commissions. Each party represents that it has incurred no obligation to any broker or finder in connection with the transactions described in this Agreement and agrees to indemnify the other parties and hold them harmless against any liability to any such broker or finder.


         SECTION 9.3 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.


         SECTION 9.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.


         SECTION 9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:


         If to Company, Parent or Merger Sub:

                                    Mr. P. David Spurlin
                                    541 Sterling Drive
                                    Richardson, Texas 75081 FAX: 972-669-1095

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         SECTION 9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.


         SECTION 9.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         SECTION 9.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.


         SECTION 9.11 Expenses. Except as otherwise provided herein, the Parent, Merger Sub and Company shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.


         SECTION 9.12 Performance by Merger Sub. Parent agrees to cause Merger Sub to comply with its obligations hereunder and to cause Merger Sub to consummate the Merger as contemplated herein.


         SECTION 9.13 Disclosure Schedule. Upon the execution hereof, the Company and the Parent shall deliver the Disclosure Schedule to each other. The Disclosure Schedule shall be updated from time to time and prior to the Closing to report any changes in the information contained therein. The Disclosure Schedule shall contain all information required to disclose fully any exception or qualification to this Agreement and shall cross reference the section of this Agreement so qualified.



                                   ARTICLE X.
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Action" shall mean any action, suit, litigation, complaint, counterclaim, claim, petition, mediation contest, or administrative proceeding, whether at law, in equity, in arbitration or otherwise, and whether conducted by or before any Government or other Person.

         "Business" shall mean the business of owning and operating the communication equipment business as conducted prior to the Closing by Seller.

         "Closing" shall have the meaning set forth in Section 1.8 hereof.

         "Closing Date" shall mean the time and date that the Closing occurs.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and all regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Consents" shall mean all consents, approvals, and estoppels of others which are required to be obtained in order to effect the valid assignment, transfer, and conveyance to Parent of the Business.

         "Contracts" shall mean all contracts, agreements, and leases of equipment or other personal property that relate exclusively to the Business.

         "Default" shall mean an event of default as defined in any contract or other agreement or instrument, or any event which, with the passage of time or giving of notice or both, would constitute an event of default or other breach under such document or instrument.

         "Disclosure Schedule" shall mean the set of numbered schedules referencing Sections of this Agreement delivered by Seller and dated of even date herewith, as supplemented by new or amended schedules delivered by Seller prior to the Closing.

         "Effective Time" shall have the meaning set forth in Section 1.2 hereof.

         "Forum" shall mean any federal, state, local, municipal, or foreign court, governmental agency, administrative body or agency, tribunal, private alternative dispute resolution system, or arbitration panel.

         "Government" shall mean any federal, state, local, municipal, or foreign government or any department, commission, board, bureau, agency, instrumentality, unit, or taxing authority thereof.

         "Material Adverse Effect" shall mean any adverse change in the financial condition, assets, business or operations of any party and its subsidiaries which is material to such party taken as a whole.

         "Orders" shall mean all applicable orders, writs, judgments, decrees, rulings, consent agreements, and awards of or by any Forum or entered by consent of the party to be bound.

         "Person" shall include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government, and any other legal entity.

         "Schedules" shall mean the numbered sections of the Disclosure
Schedule.

         "Subsidiary" shall mean, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. Such term shall also refer to any other partnership, limited partnership, joint venture, trust, or other business entity in which a party hereto owns a material interest.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year set forth above.


                                MICROWAVE TRANSMISSION SYSTEMS, INC.,
                                a Texas corporation


                                By:      /s/ P. David Spurlin
                                   -------------------------------------------
                                        P. David Spurlin, President


                                MTSI/ECI ACQUISITION CORP.,
                                a Texas corporation

                                By:    /s/ P. David Spurlin
                                   -------------------------------------------
                                        P. David Spurlin, President


                                EPIC COMMUNICATIONS, INC.,
                                a Texas corporation


                                By:   /s/ L. Dwayne Griffin
                                   -------------------------------------------
                                        L. Dwayne Griffin, President


                                      /s/ P. David Spurlin
                                   -------------------------------------------
                                        P. David Spurlin



                                     /s/ Dwayne Griffin
                                   ------------------------------------------
                                        Dwayne Griffin

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